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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 _____________

                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section l3 or l5(d) of the
                        Securities Exchange Act of l934


Date of Report (Date of earliest event reported)  June 28, 1996
                                                  -------------



                            COTELLIGENT GROUP, INC.
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            (Exact name of registrant as specified in its charter)




        Delaware                     0-25372               94-3173918
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  (State of other juris-          (Commission             (I.R.S. Employer
diction of incorporation)         File Number)           Identification No.)



   101 California Street, Suite 2050  San Francisco, CA           94111
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         (Address of principal executive offices)               (Zip Code)



                                 415-439-6400
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             (Registrant's telephone number, including area code)
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Item 2.  Acquisition or Disposition of Assets
         ------------------------------------

         On June 28, 1996, Cotelligent Group, Inc. (the "Company") completed the acquisition of two businesses with offices in three cities. Both businesses are software professional services firms which provide computer consulting and contract programming services. The acquired companies, with operations in Dallas, Minneapolis and St. Louis, had unaudited combined revenues of approximately $16.1 million and unaudited combined income before taxes of approximately $949,000 for their most recent fiscal years. Aggregate consideration for these acquisitions was approximately $18 million. Both acquisitions will be accounted for as poolings-of-interests.

     In order to consummate these acquisitions, the Company entered into two acquisition agreements. First, the Company entered into an Agreement and Plan of Reorganization and Merger, dated as of June 28, 1996, with Innova Solutions, Inc. ("Innova") and its sole stockholder, Susan E. Trice, pursuant to which a newly-formed subsidiary of the Company was merged with Innova, with Innova thereby becoming a wholly-owned subsidiary of the Company. The stockholder of Innova received 521,390 newly issued shares of the Company's Common Stock (valued at the average closing price during a five day period prior to the closing) as consideration in the merger, which was consummated on June 28, 1996.

     The Company also entered into an Agreement and Plan of Reorganization and Merger, dated as of June 28, 1996, with ESP Software Services, Inc. ("ESP") and its sole stockholders, Robert Hildreth and Raymond Davey, pursuant to which a newly-formed subsidiary of the Company was merged with ESP, with ESP thereby becoming a wholly-owned subsidiary of the Company. The stockholders of ESP received an aggregate of 534,919 newly issued shares of the Company's Common Stock (valued at the average closing price during a five day period prior to the closing) as consideration for the merger, which was consummated on June 28, 1996.

Item 7.   Exhibits.
          --------

(a) It is impracticable to provide the required financial statements for the businesses acquired by the registrant. The registrant will file the required financial statements for such acquired businesses within 60 days of the date hereof.

(b) It is impracticable to provide the required pro forma financial information for the businesses acquired by the registrant. The registrant will file the required pro forma

                                       2
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     financial information for such acquired businesses within 60 days of the date hereof.

(c)  Exhibits

      1. Agreement and Plan of Reorganization and Merger, dated as of June 28, 1996, among Cotelligent Group, Inc., Innova Solutions, Inc., CGI Acquisition, Inc. and Susan E. Trice.

      2. Agreement and Plan of Reorganization and Merger, dated as of June 28, 1996, among Cotelligent Group, Inc., ESP Software Services, Inc., Cotelligent/ESP Acquisition Corporation, Robert Hildreth and Raymond Davey.

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                                   SIGNATURES
                                   ----------


          Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       COTELLIGENT GROUP, INC.
                                  --------------------------------
                                            (Registrant)


                                  /s/ Daniel E. Jackson
                                  ---------------------------------
                                             (Signature)
                                  Daniel E. Jackson
                                  Senior Vice President, Corporate
                                  Development and General Counsel




Date:  July 12, 1996

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                                 EXHIBIT INDEX


No.
- - ---
99.1 Agreement and Plan of Reorganization and Merger, dated as of June 28, 1996, among Cotelligent Group, Inc., Innova Solutions, Inc., CGI Acquisition, Inc. and Susan E. Trice.

99.2 Agreement and Plan of Reorganization and Merger, dated as of June 28, 1996, among Cotelligent Group, Inc., ESP Software Services, Inc., Cotelligent/ESP Acquisition Corporation, Robert Hildreth and Raymond Davey.

                                       5